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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 12, 2001

                          TRANSKARYOTIC THERAPIES, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware

                 (State or Other Jurisdiction of Incorporation)


    000-21481                                           04-3027191

(Commission File Number)                      (IRS Employer Identification No.)


195 Albany Street, Cambridge, Massachusetts               02139

(Address of Principal Executive Offices)               (Zip Code)


                                 (617) 349-0200

               Registrant's Telephone Number, Including Area Code


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On December 12, 2001, Transkaryotic Therapies, Inc. (the "Company") issued a press release announcing that the Committee for Proprietary Medicinal Products of the European Agency for the Evaluation of Medicinal Products has issued a positive opinion recommending approval of Dynepo(TM) (epoetin delta). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)    Exhibits.

     99.1   Press Release, dated December 12, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 12, 2001              REGISTRANT

                                     TRANSKARYOTIC THERAPIES, INC.

                                     By: /s/ MICHAEL J. ASTRUE
                                         ------------------------------
                                         Michael J. Astrue
                                         Senior Vice President, Administration
                                         and General Counsel



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                                  EXHIBIT INDEX


         EXHIBIT NUMBER                    DESCRIPTION
         --------------                    -----------

             99.1              Press Release, dated December 12, 2001.



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